Deferred Revenue	12 Months Ended
Dec. 31, 2013
Deferred Revenue Disclosure [Abstract]
Deferred Revenue Disclosure [Text Block]
15.  Deferred Revenue:

Current portion of deferred revenue comprises of upfront licensing fees which are recognized over the development period of the contract and revenue on shipments of Bloxiverz.

For the year ended December 31, 2012 deferred revenues amounted to $795,000 and $1,264,000 for the year ended December 31, 2013.

In 2012, these deferred revenues result from the upfront license fees received from undisclosed partners. In 2013, these deferred revenues result from the upfront license fees received from undisclosed partners for $189,000 and the deferral of revenue on shipments of Bloxiverz® for $1,075,000, a product which was launched in July 2013. As of December 31, 2013, the criteria for recognizing the revenue have not been met, accordingly all revenues on shipments of the product in 2013 have been deferred.